UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SIGNING DAY SPORTS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGNING DAY SPORTS, INC.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on February 27, 2024

TO THE STOCKHOLDERS OF SIGNING DAY SPORTS, INC.:

Dear Stockholder:

You are invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Signing Day Sports, Inc. (“SDS”, “the Company”, “we”, “us”, or “our”), which will be held on February 27, 2024 at 10:00 a.m., Pacific Standard Time, at our principal executive offices at 8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255, for the following purposes:

(1)	To consider and vote upon a proposal to amend the Amended and Restated Certificate of Incorporation of Signing Day Sports, Inc., to authorize 15,000,000 shares of preferred stock, $0.0001 par value per share, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board of Directors of the Company (the “Board”), and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board;

(2)	To consider and vote upon a proposal to amend the Signing Day Sports, Inc. 2022 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock; and

(3)	To consider and vote upon a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the NYSE American LLC Company Guide.

Stockholders of record of the common stock at the close of business on December 29, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Your attention is directed to the attached proxy statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

It is anticipated the attached proxy statement and the enclosed proxy card will first be mailed on or about January 18, 2024 to stockholders entitled to vote as of the close of business on the Record Date. These proxy materials contain instructions on how to access this proxy statement online at https://www.iproxydirect.com/SGN, and how to submit your proxy to vote via the internet, fax, telephone, or mail.

Whether or not you plan to attend the Special Meeting, your vote is very important and we encourage you to vote promptly. We urge you to review the attached proxy statement and, whether or not you plan to attend the Special Meeting, please vote your shares promptly by casting your vote via the internet or any other provided voting option, or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy, please complete, sign, date, and return your proxy in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the internet, by mail or by any other option provided for voting before the Special Meeting, or by voting in person at the Special Meeting.

If you plan to attend the Special Meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Special Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials that is being mailed to you and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. Your proxy will be needed to gain admission to the Special Meeting and vote in person.

We look forward to seeing you at the Special Meeting.

By Order of the Board of Directors,

/s/ Daniel D. Nelson
Daniel D. Nelson
Chairman and Chief Executive Officer

Scottsdale, AZ Dated: January 18, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on February 27, 2024: Our proxy statement is available at https://www.iproxydirect.com/SGN.

SIGNING DAY SPORTS, INC.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

PROXY STATEMENT
for
Special Meeting of Stockholders
to be held February 27, 2024

Signing Day Sports, Inc. (“SDS”, “the Company”, “we”, “us”, or “our”) is soliciting proxies on behalf of the Board in connection with the Special Meeting of Stockholders of the Company (the “Special Meeting”) on February 27, 2024 at 10:00 a.m., Pacific Standard Time, at our principal executive offices at 8355 East Hartford Rd., Suite 100, Scottsdale, Arizona 85255, for the following purposes:

(1)	To consider and vote upon a proposal to amend the Amended and Restated Certificate of Incorporation of Signing Day Sports, Inc. (the “Certificate of Incorporation”) to authorize 15,000,000 shares of preferred stock, $0.0001 par value per share (“preferred stock”), which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board of Directors of the Company (the “Board”), and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board;

(2)	To consider and vote upon a proposal to amend the Signing Day Sports, Inc. 2022 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “common stock”), available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock; and

(3)	To consider and vote upon a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the NYSE American LLC Company Guide (the “Exchange Rules”).

The Board set December 29, 2023 as the Record Date (the “Record Date”) to determine those holders of common stock who are entitled to notice of, and to vote at, the Special Meeting. A list of the stockholders entitled to vote at the Special Meeting may be examined at the Company’s office during the ten-day period preceding the Special Meeting.

It is anticipated that on or about January 18, 2024, the Company will commence mailing to all stockholders of record, as of the Record Date, this proxy statement and the enclosed proxy card. These proxy materials contain instructions on how to access this proxy statement online at https://www.iproxydirect.com/SGN, and how to submit your proxy to vote via the internet, fax, telephone, or mail.

IMPORTANT: Please mark, date, and sign the enclosed proxy card and promptly return it in the accompanying postage-paid envelope or vote by fax, telephone or the internet to assure that your shares are represented at the Special Meeting.

GENERAL INFORMATION ABOUT VOTING

Proxy Materials

Why am I receiving these materials?

You have received these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may cast your vote by proxy over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you have requested to receive printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card or vote instruction form.

In accordance with SEC rules, we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Stockholders will not receive printed materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials is mailed that instructs stockholders as to how they may access and review all of the proxy materials on the internet. We intend to commence the mailing of the Notice of Internet Availability of Proxy Materials on or about January 18, 2024 to all stockholders of record entitled to vote at the Special Meeting.

As a stockholder, you are invited to attend the Special Meeting, and are requested to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Who may attend the Special Meeting?

Only record holders and beneficial owners of our common stock who owned our common stock on the Record Date are entitled to vote at the Annual Meeting, or their duly authorized proxies, may attend the Special Meeting.

I am a stockholder, and I only received a copy of the Notice of Internet Availability of Proxy Materials in the mail. How may I obtain a full set of the proxy materials?

In accordance with the “notice and access” rules of the SEC, we may furnish proxy materials, including this proxy statement, to our stockholders of record and beneficial owners of shares by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials contains instructions on accessing and reviewing all of the proxy materials on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

What is included in these materials?

The proxy materials include:

●	this proxy statement for the Special Meeting; and

●	the proxy card or a voting instruction card for the Special Meeting.

What is “householding” and how does it affect me?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our stockholder meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the proxy statement and proxy card, you may contact us at the following address and phone number:

Secretary

Signing Day Sports, Inc.

8355 East Hartford Rd., Suite 100

Scottsdale, AZ 85255

Telephone: (480) 220-6814

Stockholders sharing an address can also request delivery of a single copy of the proxy materials if they are receiving multiple copies by contacting the address or telephone number above.

Stockholders who hold shares in “street name” (as described below) may also contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Voting Information

What items of business will be voted on at the Special Meeting?

The items of business to be voted on by stockholders at the Special Meeting are:

(1)	To consider and vote upon a proposal to amend the Certificate of Incorporation to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board;

(2)	To consider and vote upon a proposal to amend the Plan to increase the number of authorized shares of common stock available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock; and

(3)	To consider and vote upon a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the Exchange Rules.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares:

●	“FOR” approving Proposal No. 1 to amend the Certificate of Incorporation to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board;

●	“FOR” approving Proposal No. 2 to amend the Plan to increase the number of authorized shares of common stock available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock; and

●	“FOR” approving Proposal No. 3 to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the Exchange Rules.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. As of the Record Date, 13,248,552 shares of common stock were outstanding and entitled to vote.

How many votes do I have?

Each share of common stock outstanding on the Record Date is entitled to one vote on each proposal.

Is my vote confidential?

Yes, your vote is confidential. Only the proxy tabulator, inspector of election, designated proxies, and other persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available for ten (10) days prior to the Special Meeting at our principal executive offices at 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255.

If you would like to examine the list for any purpose germane to the Special Meeting prior to the meeting date, please contact the Secretary of the Company at the contact information set forth above.

How do I vote?

Stockholders of Record

Record holders of our common stock have four methods of voting:

1. Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or proxy card.

2. Vote by Mail. To vote by mail, please mark, date, sign and promptly mail your proxy card (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a proxy card by following the instructions provided.

3. Vote by Phone. The telephone number for voting by phone is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4. Vote by Fax. The fax number for voting by fax is on your proxy card that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

Beneficial Owners of Shares Held in Street Name

Beneficial owners of our common stock also have four methods of voting:

1. Vote by Internet. You may vote by using the Internet in accordance with the instructions provided on your Notice of Internet Availability of Proxy Materials or vote instruction form.

2. Vote by Mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States). If you only received a Notice of Internet Availability of Proxy Materials, you may request a vote instruction form by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

3. Vote by Phone. The telephone number for voting by phone is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

4. Vote by Fax. The fax number for voting by fax is on your vote instruction form that you received or may request by following the instructions provided in your Notice of Internet Availability of Proxy Materials.

How can I attend and vote at the Special Meeting?

In order to be admitted to the Special Meeting, you must bring documentation showing that you owned shares of common stock as of December 29, 2023, the Record Date. Acceptable documentation includes (i) your proxy statement and (ii) your legal proxy. All attendees must also bring valid photo identification. Stockholders who do not bring the requisite documentation will not be admitted to the Special Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been or may be provided directly to you by the Company or its proxy delivery service.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares in “street name.” If your shares are held in street name, these proxy materials have been or may be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. The majority of our stockholders hold their shares in street name.

What is a quorum for the Special Meeting?

The presence of the holders of stock representing one-third of the voting power of all shares of common stock issued and outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by a broker) or if you attend the Special Meeting and vote, in person, at the Special Meeting. Abstentions will be counted as present for purposes of determining a quorum. Pursuant to the provisions of the Second Amended and Restated Bylaws of Signing Day Sports, Inc, as amended by Amendment No. 1 thereto (the “Bylaws”), the holders of one-third of the voting power of the capital stock issued and outstanding and entitled to vote, present in person or by proxy shall constitute a quorum for the transaction of business at all meetings of the stockholders. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

What are the voting procedures?

With regard to each of Proposal No. 1, Proposal No. 2, and Proposal No. 3, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or vote instruction form that was delivered to you or that you may request by following the information in your Notice of Internet Availability of Proxy Materials.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required For Approval

No. 1 – To amend the Certificate of Incorporation to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board.

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the proposal.

No. 2 – To amend the Plan to increase the number of authorized shares of the common stock, available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock.	The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.

No. 3 – To approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the Exchange Rules.	The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, with respect to each proposal, votes “FOR,” “AGAINST,” “ABSTAIN,” and broker non-votes.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted as shares present and entitled to vote at the Special Meeting, and therefore will be counted for purposes of determining a quorum. Generally, unless provided otherwise by applicable law, the Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Abstentions will have the same effect as an “AGAINST” vote on Proposal Nos. 1, 2 and 3.

What is a broker non-vote?

If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the vote on the above proposals. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. There are no routine matters included at the Special Meeting, and therefore no broker non-votes are expected at the Special Meeting. Banks and brokers may not vote any of the proposals being presented at the Special Meeting if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the Special Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” a proposal to amend the Certificate of Incorporation to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board.

2.	“FOR” a proposal to amend the Plan to increase the number of authorized shares of the common stock, available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock; and

3.	“FOR” a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the Exchange Rules.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns their proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

Can I change my vote or revoke my proxy?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change or revoke your proxy instructions at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by (1) delivering to the Secretary of the Company, prior to your shares being voted at the Special Meeting, a written notice of change of vote or revocation of your proxy dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Special Meeting and voting electronically (although attendance at the Special Meeting will not, by itself, revoke a proxy), or (4) voting again via phone or I\internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to our transfer agent and registrar, Securities Transfer Corporation, together with your email address as described below, by attending the Special Meeting and voting the shares at the Special Meeting.

Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Special Meeting.

Who will bear the cost of soliciting votes for the Special Meeting?

The Company will bear the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you access the proxy materials over the internet, you are responsible for internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our executive officers, directors, and employees. No additional compensation will be paid to our executive officers, directors or employees for such solicitation.

When must my votes be received by?

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Special Meeting and on all matters incident to the conduct of the Special Meeting. If you wish to vote at the Special Meeting, see “How can I attend and vote at the Special Meeting?” above. All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We are providing internet as well as telephone and fax proxy voting options to all stockholders. However, please be aware that you must bear any third-party costs, such as usage charges from internet access providers and telephone companies.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Do the Company’s officers and directors have a substantial interest in any of the matters to be acted upon at the Special Meeting?

Members of the Board and executive officers of the Company, including individuals who were directors and executive officers at any time since January 1, 2022, and their associates, do not have any substantial interest in either Proposal No. 1, Proposal No. 2, or Proposal No. 3.

Who Can Answer My Questions About Voting My Shares?

If you are a holder of the Company’s shares and have any questions about how to vote or direct a vote in respect of your securities, you may call our proxy service, Issuer Direct Corporation, by telephone at 919-481-4000 or email at proxy@issuerdirect.com.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for (i) each of our named executive officers, other executive officers, directors and director nominees; (ii) all of our executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days of the Record Date. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named below, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)(1)
Common Stock	Daniel D. Nelson, Chief Executive Officer, Chairman, and Director	824,851	(2)	6.2
-	Damon Rich, Interim Chief Financial Officer	-		-
Common Stock	David O’Hara, Chief Operating Officer and Secretary	200,469	(3)	1.5
Common Stock	Richard Symington, President, Chief Technology Officer, and Director	100,000		0.8
Common Stock	Glen Kim, Director	737,433	(4)	5.6
Common Stock	Roger Mason Jr., Director	10,000	(5)	*
Common Stock	Greg Economou, Director	6,000	(6)	*
Common Stock	All directors and executive officers (7 persons)	1,908,753		14.4%
Common Stock	Dennis Gile(7)	2,205,377		16.4
Common Stock	Dorsey Family Holdings, LLC(8)	1,309,940		9.9
Common Stock	John Dorsey(9)	1,369,940	(9)	10.3
Common Stock	Byrd Enterprises of Arizona, Inc.(10)	767,785		5.8
Common Stock	Virginia Byrd(11)	817,785		6.2
Common Stock	Zone Right, LLC(12)	752,433	(12)	5.5
Common Stock	The Nelson Revocable Living Trust(13)	709,851		5.4
Common Stock	Jodi B. Nelson(14)	824,851	(14)	6.2

*	Non-officer director beneficially owning less than 1% of the shares of the Company’s common stock.

(1)	Based on 13,248,552 shares of common stock issued and outstanding as of the Record Date.

(2)	The shares of common stock beneficially owned consist of (i) 709,851 shares of common stock held by The Nelson Revocable Living Trust, an Arizona trust provided for by the Nelson Revocable Living Trust Agreement established on March 9, 1999 and amended and restated on November 21, 2005 (the “Nelson Trust”), (ii) 5,000 shares of common stock issuable upon the exercise of an option, (iii) 30,000 shares of common stock issuable upon the exercise of an option, and (iv) 80,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date. Daniel D. Nelson and Jodi B. Nelson, who is the spouse of Mr. Nelson, are the co-trustees of the Nelson Trust. Mr. Nelson is deemed to beneficially own the shares of common stock beneficially owned by the Nelson Trust and have shared voting and dispositive power with Ms. Nelson over its shares. Mr. Nelson also has shared voting and dispositive power with Ms. Nelson over the shares of common stock that may be purchased by exercise of Mr. Nelson’s stock options.

(3)	Consists of (i) 90,000 shares of common stock, (ii) 15,000 shares of common stock issuable upon exercise of an option within 60 days of the Record Date, (iii) 15,469 shares of common stock issuable upon exercise of an option within 60 days of the Record Date, and (iv) 80,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(4)	Consists of (i) 483,833 shares of common stock held by Zone Right, LLC, a California limited liability company (“Zone Right”), (ii) 248,600 shares of common stock issuable upon the conversion of a 6% convertible unsecured promissory note held by Zone Right, and (iii) 5,000 shares of common stock issuable upon exercise of an option. Mr. Kim is the managing member of Zone Right. Mr. Kim is deemed to beneficially own the shares of common stock beneficially owned by Zone Right and has sole voting and dispositive power over its shares.

(5)	Consists of 10,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(6)	Consists of 6,000 shares of common stock issuable upon the exercise of an option within 60 days of the Record Date.

(7)	Dennis Gile’s last known address is 4010 E. Leland St., Mesa, AZ 85215.

(8)	John Dorsey, a former officer and director of the Company, is the manager of Dorsey Family Holdings, LLC (“Dorsey LLC”). Mr. Dorsey is deemed to beneficially own the shares of common stock beneficially owned by Dorsey LLC and has sole voting and dispositive power over its shares. Dorsey LLC’s last known address is 18690 N. 101st Pl., Scottsdale, AZ 85255.

(9)	The shares of common stock beneficially owned consist of 1,309,940 shares of common stock held by Dorsey LLC and 60,000 shares of common stock held by John Dorsey. John Dorsey, a former officer and director of the Company, is the manager of Dorsey LLC. Mr. Dorsey is deemed to beneficially own the shares of common stock beneficially owned by Dorsey LLC and has sole voting and dispositive power over its shares. Mr. Dorsey’s last known address is 18690 N. 101st Pl., Scottsdale, AZ 85255.

(10)	Byrd Enterprises of Arizona, Inc., an Arizona corporation (“Byrd Enterprises”), is an Arizona corporation. Virginia Byrd, its president and sole shareholder, is deemed to beneficially own the shares of common stock beneficially owned by Byrd Enterprises and has sole voting and dispositive power over its shares. Byrd Enterprises’ business address is 500 Polk Street, Suite 37, Greenwood, IN 46143.

(11)	The shares of common stock beneficially owned consist of 50,000 shares of common stock held by Virginia Byrd Revocable Trust and 767,785 shares of common stock held by Byrd Enterprises. Virginia Byrd, Byrd Enterprises’ president and sole shareholder, is deemed to beneficially own the shares of common stock beneficially owned by Byrd Enterprises and has sole voting and dispositive power over its shares. Virginia Byrd Revocable Trust is an Indiana trust provided for by the Virginia Byrd Revocable Trust Agreement established on February 6, 2009 and is deemed to beneficially own the shares of common stock beneficially owned by the Virginia Byrd Revocable Trust and has sole voting and dispositive power over its shares.

(12)	Zone Right’s managing member, Glen Kim, a director of the Company, is deemed to beneficially own the shares of common stock beneficially owned by Zone Right and has sole voting and dispositive power over its shares. Zone Right’s business address is 8840 Warner Ave, Suite 200B, Fountain Valley, CA 92708.

(13)	Daniel D. Nelson, Chief Executive Officer, Chairman, and a director of the Company, and Jodi B. Nelson, who is the spouse of Mr. Nelson, are the co-trustees of the Nelson Trust, and are deemed to beneficially own the shares of common stock beneficially owned by the Nelson Trust and have shared voting and dispositive power over its shares.

(14)	The shares of common stock beneficially owned consist of (i) 709,851 shares of common stock held by the Nelson Trust, (ii) 5,000 shares of common stock issuable upon the exercise of an option held by Daniel D. Nelson, (iii) 30,000 shares of common stock issuable upon the exercise of an option held by Daniel D. Nelson, and (iv) 80,000 shares of common stock issuable upon the exercise of an option held by Daniel D. Nelson within 60 days of the Record Date. Jodi B. Nelson is a co-trustee of the Nelson Trust and is the spouse of Mr. Nelson, and is deemed to beneficially own the shares of common stock beneficially owned by each of the Nelson Trust and Mr. Nelson and have shared voting and dispositive power over such shares.

We do not have any arrangements known to us the operation of which may at a subsequent date result in a change in control of the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table - Years Ended December 31, 2022 and 2021

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total compensation in excess of $100,000 during the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Daniel D. Nelson, Chief Executive Officer(1)	2022	-	-	-	20,195	(2)	-	20,195
Dennis Gile, former President and	2022	-	-	-	20,195	(4)	-	20,195
Chief Executive Officer(3)	2021	240,000	-	-	-		-	240,000
John Dorsey, former	2022	120,000	-	-	-		-	120,000
Chief Executive Officer(5)	2021	240,000	-	-	-		-	240,000
David O’Hara, Chief Operating Officer and	2022	194,993	-	-	34,640	(7)	-	34,640
former Interim Chief Executive Officer(6)	2021	200,000	-	-	-		-	200,000

(1)	Daniel D. Nelson became our Chief Executive Officer in November 2022. Mr. Nelson was not a named executive officer in 2021.

(2)	Daniel D. Nelson was granted options to purchase a total of 35,000 shares of common stock on September 28, 2022. A portion of the options is subject to certain vesting conditions. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023.

(3)	Dennis Gile was our Chief Executive Officer from January 2019 to April 2021 and from July 2022 to November 2022 and was our President from November 2022 to March 2023.

(4)	Dennis Gile was granted options to purchase a total of 35,000 shares of common stock on September 28, 2022. The options may be exercised at a price per share equal to $3.10 per share. A portion of the options is subject to certain vesting conditions. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023.

(5)	John Dorsey was our Chief Executive Officer from April 2021 to June 2022.

(6)	David O’Hara was our General Manager from April 2021 to September 2021; Chief Administrative Officer from September 2021 to July 2022; interim Chief Executive Officer from July 5, 2022 to July 31, 2022; and Chief Financial Officer from July 8, 2022 to July 31, 2022.

(7)	David O’Hara was granted options to purchase 30,000 shares of common stock on each of September 9, 2022 and September 28, 2022. The options may be exercised at $3.10 per share. A portion of the options is subject to certain vesting conditions. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023.

Management Employment and Consulting Agreements

Employment Agreements with Daniel Nelson

On November 22, 2023, the Compensation Committee of the Board (the “Compensation Committee”) approved an Executive Employment Agreement with Daniel Nelson, the Company’s Chief Executive Officer, Chairman, and a director, which was dated and entered into by the Company and Mr. Nelson on the same date (the “CEO Employment Agreement”). Under the CEO Employment Agreement, Mr. Nelson will be employed in his current capacity as the Company’s Chief Executive Officer. The following is a summary of the terms of the CEO Employment Agreement.

Mr. Nelson’s annual base salary will be $425,000, subject to modification upon execution of an amendment or addendum to the CEO Employment Agreement. The Company will pay or reimburse Mr. Nelson for all reasonable and necessary expenses actually incurred or paid by Mr. Nelson during his employment in the performance of his duties under the CEO Employment Agreement.

Mr. Nelson will be eligible to participate in comprehensive benefits plans of the Company, including medical, dental and life insurance options, and will be entitled to paid time off and holiday pay in accordance with the Company’s policies in effect from time to time.

Pursuant to the CEO Employment Agreement, on November 22, 2023, Mr. Nelson was granted a stock option pursuant to the Plan and execution of a Stock Option Agreement. The stock option provides Mr. Nelson the right to purchase 100,000 shares of common stock of the Company at an exercise price of $2.25 per share, which was the closing price of the common stock on NYSE American LLC (“NYSE American”) on November 22, 2023. The option vests and becomes exercisable as to half the shares immediately upon the date of grant and as to the remaining half in six equal monthly portions after the grant date subject to continuous service.

Mr. Nelson’s employment is at-will. If the Company terminates Mr. Nelson without cause, Mr. Nelson will be entitled to the following severance payments: (i) cash in the amount of base salary in effect on the date of such termination payable in 12 monthly installments; and (ii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans. The payment of severance may be conditioned on receiving a release of any and all claims that Mr. Nelson may have against the Company.

Mr. Nelson was required to sign an Employee Confidential Information and Inventions Assignment Agreement, dated as of November 22, 2023, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.

Employment Agreements with David O’Hara

Under an employment contract with David O’Hara, our Chief Operating Officer and former General Manager, dated March 30, 2021 (the “Original O’Hara Employment Contract”), Mr. O’Hara was employed as General Manager on an at-will basis beginning April 5, 2021. Mr. O’Hara’s salary was $200,000 per year. Mr. O’Hara was entitled to available standard employee benefits, which are subject to change without compensation. Mr. O’Hara was also entitled to a $25,000 bonus dependent upon performance review once every 90 days. The agreement contained non-competition, non-solicitation, and confidentiality provisions.

Under an amended and restated employment offer letter agreement with Mr. O’Hara, dated March 14, 2022 (the “Amended O’Hara Agreement”), Mr. O’Hara agreed to continue to be responsible for duties customary for a Chief Operating Officer. Effective March 14, 2023, Mr. O’Hara’s salary was changed to $170,000 per year. Under the Amended O’Hara Agreement, upon the consummation of the Company’s initial public offering, Mr. O’Hara’s salary would be $185,000 per year. Mr. O’Hara would also receive an initial cash bonus of $35,000. Under the agreement, on March 14, 2023, Mr. O’Hara was granted 90,000 shares of restricted stock, which vested as to 45,000 shares on March 29, 2023, and will vest as to 11,250 shares on March 29, 2024, 937 shares at the end of each of the following 35 calendar months, and 955 shares of common stock at the end of the 36th calendar month following the anniversary of the grant date, provided that he remains in continuous service with the Company. Mr. O’Hara would be eligible to participate in standard employee benefits plans. The Amended O’Hara Agreement contains customary confidentiality requirements. Mr. O’Hara was also required to sign an Employee Confidential Information and Inventions Assignment Agreement, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment, and which was fully executed and dated as of April 3, 2023. The Amended O’Hara Agreement superseded the Original O’Hara Employment Contract.

On November 22, 2023, the Compensation Committee approved an Executive Employment Agreement with Mr. O’Hara, which was dated and entered into by the Company and Mr. O’Hara on the same date (the “COO Employment Agreement”). The COO Employment Agreement amended, restated and superseded the Amended O’Hara Agreement. Under the COO Employment Agreement, Mr. O’Hara will be employed in his current capacity as the Company’s Chief Operating Officer and Secretary. The following is a summary of the terms of the COO Employment Agreement.

Mr. O’Hara’s annual base salary will be $275,000, subject to modification upon execution of an amendment or addendum to the COO Employment Agreement. Mr. O’Hara is also entitled to a one-time cash bonus payment on the date of the COO Employment Agreement. The Company will pay or reimburse Mr. O’Hara for all reasonable and necessary expenses actually incurred or paid by Mr. O’Hara during his employment in the performance of his duties under the COO Employment Agreement.

Pursuant to the COO Employment Agreement, on November 22, 2023, Mr. O’Hara was granted a stock option pursuant to the Plan and execution of a Stock Option Agreement. The stock option provides Mr. O’Hara the right to purchase 100,000 shares of common stock of the Company at an exercise price of $2.25 per share, which was the closing price of the common stock on NYSE American on November 22, 2023. The option vests and becomes exercisable as to half the shares immediately upon the date of grant and as to the remaining half in six equal monthly portions after the grant date subject to continuous service.

Mr. O’Hara will be eligible to participate in comprehensive benefits plans of the Company, including medical, dental and life insurance options. The Company will cover 100% of the health insurance premium costs for Mr. O’Hara’s spouse and dependent children. Mr. O’Hara will also be entitled to paid time off and holiday pay in accordance with the Company’s policies in effect from time to time.

Mr. O’Hara’s employment is at-will. If the Company terminates Mr. O’Hara without cause, Mr. O’Hara will be entitled to the following severance payments: (i) cash in the amount of base salary in effect on the date of such termination payable in 12 monthly installments; (ii) benefits under group health and life insurance plans in which Mr. O’Hara participated prior to termination for 12 months following the date of termination; and (iii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans, including any accrued but unused paid time off. There will be no waiting period for the commencement of these payments. The payment of severance may be conditioned on receiving a release of any and all claims that Mr. O’Hara may have against the Company.

Employment and Former Consulting Agreements with Richard Symington

Under an Executive Employment Agreement with Richard Symington, dated as of April 5, 2023 (the “CMO Employment Agreement”), the Company agreed to employ Mr. Symington as its President and Chief Marketing Officer. Mr. Symington was also appointed as a director as of April 5, 2023. Mr. Symington’s base salary was $200,000 per year. The CMO Employment Agreement provided that Mr. Symington may receive any comprehensive benefits plans offered by the Company, including medical, dental and life insurance options. In addition, pursuant to the CMO Employment Agreement, Mr. Symington was granted a stock option to purchase 100,000 shares of common stock of the Company pursuant to the Plan and execution of a Stock Option Agreement. One-third (1/3) of the option will vest on each of the six-month anniversary, the 18-month anniversary, and the 30-month anniversary of the date of the consummation of the Company’s initial public offering, provided that Mr. Symington remains in continuous service with the Company, and will have an exercise price of $2.50 per share. The CMO Employment Agreement provided that Mr. Symington’s employment is on an at-will basis, and may be terminated by the board of directors of the Company at any time for any or no reason, upon written notice to Mr. Symington. On May 26, 2023, Mr. Symington resigned from his positions as President and Chief Marketing Officer and a director, and terminated the CMO Employment Agreement. Accrued and unpaid compensation to Mr. Symington as of the date of termination was $5,000.

Under a Consulting Agreement, dated as of June 7, 2023, Mr. Symington was engaged to provide certain services on a consulting basis beginning 14 days after the closing of the Company’s initial public offering. The engagement letter was terminable at any time before or after that point in time upon five days’ notice. On November 22, 2023, the Company gave notice of termination of the engagement letter effective November 27, 2023, prior to the beginning of the service term under the engagement letter, which, under its terms, would have been November 30, 2023. No compensation was owed under the engagement letter upon termination.

On November 22, 2023, the Compensation Committee approved an Executive Employment Agreement with Mr. Symington, which was dated and entered into by the Company and Mr. Symington on the same date (the “CTO Employment Agreement”). Under the CTO Employment Agreement, Mr. Symington will be employed in his current capacity as the Company’s President and Chief Technology Officer. Mr. Symington was also appointed as a director as of December 19, 2023. The following is a summary of the terms of the CTO Employment Agreement.

Mr. Symington’s annual base salary will be $375,000, subject to modification upon execution of an amendment or addendum to the CTO Employment Agreement. The Company will pay or reimburse Mr. Symington for all reasonable and necessary expenses actually incurred or paid by Mr. Symington during his employment in the performance of his duties under the CTO Employment Agreement.

Mr. Symington will be eligible to participate in comprehensive benefits plans of the Company, including medical, dental and life insurance options, and will be entitled to paid time off and holiday pay in accordance with the Company’s policies in effect from time to time.

Pursuant to the CTO Employment Agreement, on November 22, 2023, Mr. Symington was granted a stock option pursuant to the Plan and execution of a Stock Option Agreement. The stock option provides Mr. Symington the right to purchase 50,000 shares of common stock of the Company at an exercise price of $2.25 per share, which was the closing price of the common stock on NYSE American on November 22, 2023. One-third of the option will vest and become exercisable on each of the six-month anniversary, the 18-month anniversary, and the 30-month anniversary of November 16, 2023, the date of the consummation of the Company’s initial public offering, provided that Mr. Symington remains in continuous service with the Company.

Mr. Symington’s employment is at-will. If the Company terminates Mr. Symington without cause after one year of employment from November 22, 2023, Mr. Symington will be entitled to the following severance payments: (i) cash in the amount of base salary in effect on the date of such termination payable in 12 monthly installments; and (ii) all previously earned, accrued, and unpaid benefits from the Company and its employee benefit plans. The payment of severance may be conditioned on receiving a release of any and all claims that Mr. Symington may have against the Company.

Mr. Symington was required to sign an Employee Confidential Information and Inventions Assignment Agreement, dated as of November 27, 2023, which prohibits unauthorized use or disclosure of the Company’s proprietary information, contains a general assignment of rights to inventions and intellectual property rights, non-competition provisions that apply during the term of employment, non-solicitation provisions that apply during the term of employment and for one year after the term of employment, and non-disparagement provisions that apply during and after the term of employment.

Former Management Agreements

Under our employment letter agreement with John Dorsey, a former Chief Executive Officer of the Company, dated January 13, 2022, Mr. Dorsey was employed on an at-will basis until his resignation on June 28, 2022. Under the agreement, Mr. Dorsey’s base salary was $240,000 per year paid according to the Company’s normal payroll cycle. The agreement provided for a grant of a non-statutory stock option to purchase shares of common stock equal to 1% of the Company’s equity on a fully-diluted basis as of the date of grant within three months of the date of the agreement, at an exercise price equal to the fair market value of a share of common stock determined consistent with Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and subject to vesting and other terms and conditions. Mr. Dorsey was eligible for an annual cash incentive between 50% and 200% of base salary, based on the achievement of certain written performance goals established by the Company’s board of directors, and subject to the board’s certification of achievement of such goals. Mr. Dorsey was eligible for standard benefit and vacation plans. The agreement contained standard provisions for non-solicitation of customers or employees, non-competition, confidentiality, and non-disparagement.

Under an employment letter agreement with George Weathers, a former Chief Financial Officer of the Company, dated October 8, 2021, Mr. Weathers’ salary was $175,000 per year. Mr. Weathers was also provided health care coverage, flexible paid time off, and eligibility to participate in the Company’s employee stock option plan for up to 60,000 shares. Mr. Weathers resigned on July 7, 2022.

Management Indemnification Agreements and Insurance

We have separately entered into an indemnification agreement with each of our directors and executive officers. Each indemnification agreement provides for indemnification to the fullest extent permitted by law, including: (i) all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by an executive officer, or on their behalf, in connection with any proceeding other than proceedings by or in the right of the Company or any claim, issue or matter therein, if the executive officer acted in good faith and in a manner the executive officer reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the executive officer’s conduct was unlawful; (ii) all expenses actually and reasonably incurred by an executive officer, or on their behalf, in connection with a proceedings by or in the right of the Company if the executive officer acted in good faith and in a manner the executive officer reasonably believed to be in or not opposed to the best interests of the Company, provided that if applicable law so provides, no indemnification against such expenses shall be made in respect of any claim, issue or matter in such proceeding as to which the executive officer shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made; (iii) to the extent that a executive officer is, by reason of the executive officer’s executive officer status, a party to and is successful, on the merits or otherwise, in any proceeding, including by dismissal of such proceeding with or without prejudice, then the executive officer shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all expenses actually and reasonably incurred by the executive officer or on the executive officer’s behalf in connection therewith; and (iv) all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by an executive officer or on an executive officer’s behalf if, by reason of the executive officer’s status as an executive officer, the executive officer is, or is threatened to be made, a party to or participant in any proceeding (including a proceeding by or in the right of the Company), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of the executive officer, except where the payment is finally determined (under the procedures, and subject to the presumptions, set forth in the indemnification agreements) to be unlawful. The Company shall also advance all such expenses incurred by or on behalf of each executive officer in connection with any of the above proceedings by reason of the executive officer’s executive officer status within 30 days after the receipt by the Company of a statement or statements from the executive officer requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the executive officer and shall include or be preceded or accompanied by a written undertaking by or on behalf of the executive officer to repay any expenses advanced if it shall ultimately be determined that the executive officer is not entitled to be indemnified against such expenses. Any advances and undertakings to repay shall be unsecured and interest free. The indemnification agreements also provide for payments by the Company for the entire amount of any judgment or settlement of any action, suit or proceeding in which it is liable or would be liable if joined in such action, subject to the other terms and provisions of the indemnification agreements, and certain other indemnification and payment obligations. The indemnification agreements also provide that if we maintain a directors’ and officers’ liability insurance policy, that each director and executive officer will be covered by the policy to the maximum extent of the coverage available for any of the Company’s directors or executive officers.

We have obtained standard directors and officers liability insurance under which coverage is provided (a) to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, and (b) to us with respect to payments which we may make to such officers and directors pursuant to the indemnification agreements described above or otherwise as a matter of law.

Outstanding Equity Awards at Fiscal Year-End

The executive officers named above had the following unexercised options, stock that has not vested or equity incentive plan awards outstanding as of December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Daniel D. Nelson, Chief Executive Officer(1)	17,000	18,000	-	$3.10	September 28, 2032	-	-	-	-

Dennis Gile, former President and Chief Executive Officer (2)	17,000	18,000	-	$3.10	September 28, 2032	-	-	-	-

David O’Hara, Chief Operating Officer(3)	7,500	22,500	-	$3.10	September 9, 2032	-	-	-	-

David O’Hara, Chief Operating Officer(4)	7,500	22,500	-	$3.10	September 28, 2032	-	-	-	-

John Dorsey, former Chief Executive Officer	-	-	-	-	-	-	-	-	-

(1)	Daniel D. Nelson was granted options to purchase a total of 35,000 shares of common stock on September 28, 2022. The options vested as to 11,000 shares in aggregate immediately upon grant. As of December 31, 2022, one of the options remained subject to vesting as to 18,000 shares, which vest in 6,000-share increments on a quarterly basis for one year ending September 28, 2023. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Nelson on December 31, 2022.

(2)	Dennis Gile was granted options to purchase a total of 35,000 shares of common stock on September 28, 2022. The options vested as to 11,000 shares in aggregate immediately upon grant. As of December 31, 2022, one of the options remained subject to vesting as to 18,000 shares, which vest in 6,000-share increments on a quarterly basis for one year ending September 28, 2023. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Gile on December 31, 2022.

(3)	David O’Hara was granted an option to purchase 30,000 shares of common stock on September 9, 2022. The option vested as to 7,500 shares immediately upon grant. As of December 31, 2022, the option remained subject to vesting as to 22,500 shares, of which 5,625 shares vest on September 9, 2023, with the balance vesting in 36 equal monthly increments of approximately 468 shares each (subject to rounding adjustments). Other than as described in the following footnote, no other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. O’Hara on December 31, 2022.

(4)	David O’Hara was granted an option to purchase 30,000 shares of common stock on September 28, 2022. The option vested as to 7,500 shares immediately upon grant. As of December 31, 2022, the option remained subject to vesting as to 22,500 shares, of which 5,625 shares vest on September 28, 2023, with the balance vesting in 36 equal monthly increments of approximately 468 shares each (subject to rounding adjustments). Other than as described in the preceding footnote, no other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. O’Hara on December 31, 2022.

Additional Narrative to Named Executive Officer Compensation

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Potential Payments Upon Termination or Change in Control

None of our named executive officers was entitled to severance compensation during the fiscal year ended December 31, 2022, except as described below.

Under a Settlement Agreement and Release with Dennis Gile, a former Chief Executive Officer, President, Secretary, Chairman, and director of the Company, dated as of May 12, 2022 (the “Settlement Agreement”), we and Mr. Gile agreed, among other things, to a general release and discharge of claims against us, our officers and directors, certain other affiliates and related parties, and our stockholders as listed on an exhibit to the agreement, including without limitation, claims relating to Mr. Gile’s direct or indirect ownership of shares of SDS Inc. – DE’s capital stock, or Mr. Gile’s direct or indirect ownership of membership interests of Signing Day Sports, LLC, an Arizona limited liability company (“SDS LLC – AZ”), Signing Day Sports, LLC, a Delaware limited liability company (“SDS LLC – DE”), Signing Day Sports Football, LLC, an Arizona limited liability company (“SDSF LLC”), or Signing Day Sports Baseball, LLC, an Arizona limited liability company (“SDSB LLC”), as applicable, provided, however, that nothing in the Settlement Agreement was intended to release any rights that any party or Mr. Gile may have under the terms of that certain Severance General Waiver and Release Agreement between Mr. Gile and the Company, dated March 22, 2022 (the “Severance Agreement”), including the releases of any and all claims against the Company and certain related parties as contained therein, Mr. Gile’s agreement to be terminated effective on January 1, 2022 and receive a severance payment of $53,500 pursuant to Section 1 of the Severance Agreement, paid in March 2022, all of which terms were to remain in force notwithstanding the provisions of the Settlement Agreement. Further, Mr. Gile irrevocably, unconditionally, voluntarily, knowingly, fully, finally, and completely forever released and waived their rights to any claim, distributions, payments, or other amounts that Mr. Gile believed should have been paid or were owed to Mr. Gile by SDS LLC – AZ, SDS LLC – DE, SDSF LLC, SDSB LLC, or Signing Day Sports, Inc., a Delaware corporation (“SDS Inc. – DE”). Each party also agreed, in order to make sure there was a clear understanding regarding the capitalization of SDS Inc. – DE, irrevocably, unconditionally, voluntarily, knowingly, fully, finally, and completely to forever release and waive any claims that they may have had with respect to ownership interests in SDS LLC – AZ, SDS LLC – DE, SDSF LLC, SDSB LLC, or SDS Inc. – DE, whether past, present, future, or contingent, and affirmed that he, she, or it did not own any interests in SDS Inc. – DE beyond that set forth on the capitalization table attached as an exhibit to the Settlement Agreement. The parties therefore agreed that Mr. Gile owned 2,816,377 shares of common stock pursuant to the Settlement Agreement. Mr. Gile also irrevocably covenanted that he would not sue the Company or the other released parties in respect of any of the matters released and discharged.

Under the terms of a Repurchase and Resignation Agreement, dated March 21, 2023, with Dennis Gile (the “Repurchase Agreement”), on March 31, 2023, we paid an aggregate purchase price of $800,000 for the repurchase (the “Repurchase”) of 600,000 shares of common stock from Mr. Gile, at approximately $1.33 per share. Pursuant to the Repurchase Agreement, $695,000 of the $800,000 payment was made to the attorneys for John Dorsey, a former officer and director of the Company (the “Dorsey/Gile Settlement Payment”), as part of the settlement of a private lawsuit under a settlement agreement between Mr. Gile and Mr. Dorsey (the “Dorsey/Gile Lawsuit”) between these individuals and Dorsey LLC (the “Dorsey/Gile Settlement Agreement”). Pursuant to the Repurchase Agreement, the balance of the aggregate purchase price was paid to the attorneys for Mr. Gile. Pursuant to the Repurchase Agreement, Mr. Gile agreed to resign his position as Chairman and every other director and officer position he held with the Company effective as of March 21, 2023. Prior to such date, on March 20, 2023, Mr. Gile delivered notice of resignation from such positions, which stated that it was effective March 19, 2023. Pursuant to the Repurchase Agreement, Mr. Gile will not receive any severance payments in connection with any other agreement with the Company as a result of his resignation. The Repurchase was also conditioned on the Company’s prior review of and consent to the Dorsey/Gile Settlement Agreement prior to its execution, and receipt of a certificate from the Chief Financial Officer of the Company that the Repurchase will not impair the Company’s capital within the meaning of Section 160 of the General Corporation Law of the State of Delaware or the Company’s ability to pay down its debts as they become due (the “CFO Certificate”). Under the Repurchase Agreement, the Dorsey/Gile Settlement Agreement was required to fully resolve, settle and dismiss the Dorsey/Gile Lawsuit and contain a general release of claims by all the plaintiffs in the Dorsey/Gile Lawsuit in favor of Mr. Gile, the Company, the Company’s affiliates, stockholders, and certain other Company releasees. Under the Repurchase Agreement, Mr. Gile agreed to indemnify the Company for claims arising out of or based upon the Repurchase Agreement. Pursuant to the Repurchase Agreement, a copy of the Dorsey/Gile Settlement Agreement was reviewed and consented to by the Company and entered into as of March 20, 2023. Under the Dorsey/Gile Settlement Agreement, between Mr. Gile, Mr. Dorsey, and Dorsey LLC, Mr. Gile agreed to pay the Dorsey/Gile Settlement Payment, transfer 40,000 shares of the Company to Mr. Dorsey. The Company consented to the transfer and waived the application of the Company’s rights of first refusal under the Shareholder Agreement among the Company and the stockholders of the Company, effective as of May 17, 2022 (the “Shareholder Agreement”), to which Mr. Gile was a party. Pursuant to the requirements of the Shareholder Agreement, Mr. Dorsey also agreed to become a party to the Shareholder Agreement. Mr. Gile, Mr. Dorsey and Dorsey LLC agreed to mutual releases of all claims relating to the Dorsey/Gile Lawsuit and to dismiss the Dorsey/Gile Lawsuit. Although the Dorsey/Gile Settlement Agreement did not contain a release of the Company and did not contain releases by the plaintiffs of Mr. Gile other than with respect to the Dorsey/Gile Lawsuit, the Company waived any related requirements under the Repurchase Agreement in light of the expected execution of a Confidential Mutual General Release and Covenant Not to Sue Agreement, between the Company and Mr. Dorsey, effective March 29, 2023. The CFO Certificate was received as of March 21, 2023. The repurchased shares were cancelled as of March 31, 2023. The transfer of 40,000 shares by Mr. Gile to Mr. Dorsey occurred on April 4, 2023, after waiver of the board of directors of the repurchase rights and purchase rights provided for under the Shareholder Agreement by resolutions adopted on March 24, 2023.

Director Compensation

The directors of the Company during the fiscal year ended December 31, 2022 were compensated for services as directors as follows:

	Fees Earned or Paid	Stock	Option	Non-Equity Incentive Plan	Nonqualified Deferred Compensation	All Other
Name	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Clayton Adams(1)	$-	$-	$17,310	$-	$-	$-	$17,310

Glen Kim(2)	$-	$-	$2,885	$-	$-	$-	$2,885

Martin Lanphere(3)	$-	$-	$22,830	$-	$-	$-	$22,830

Roger Mason Jr.(4)	$-	$-	$13,848	$-	$-	$-	$13,848

Noah (Jed) Smith(5)	$-	$-	$2,885	$-	$-	$-	$2,885

(1)	Clayton Adams was a director of the Company from July 2022 to April 2023. Mr. Adams was granted options to purchase a total of 30,000 shares of common stock on September 28, 2022. The exercise price of the options was $3.10 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023. The options vested as to 10,000 shares in aggregate immediately upon grant. As of December 31, 2022, one of the options remained subject to vesting as to 15,000 shares, in 5,000-share increments on a quarterly basis for one year ending September 28, 2023. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Adams on December 31, 2022.

(2)	Glen Kim was granted an option to purchase 5,000 shares of common stock on September 28, 2022. The option may be exercised at $3.10 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023. The option vested immediately upon grant. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Kim on December 31, 2022.

(3)

Martin Lanphere was a director of the Company from September 2022 to December 2023. Mr. Lanphere was granted an option to purchase 27,000 shares of common stock on September 28, 2022. The exercise price of the option was $3.10 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023. The option remained subject to vesting as to 16,200 shares as of December 31, 2022, which vest in 5,400-share increments on each subsequent quarter following September 28, 2022. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Lanphere on December 31, 2022.

(4)	Roger Mason Jr. was granted an option to purchase 24,000 shares of common stock on September 9, 2022. The option may be exercised at $3.10 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023. The option remained subject to vesting as to 22,000 shares as of December 31, 2022, which vest in 2,000-share increments over three years on each subsequent 9th of March, June, September, and December. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Mason on December 31, 2022.

(5)	Noah (Jed) Smith was a director of the Company from July 2022 to April 2023. Mr. Smith was granted an option to purchase 5,000 shares of common stock on September 28, 2022. The exercise price of the option was $3.10 per share. The aggregate grant date fair value was computed in accordance with ASC Topic 718 based on the assumptions described in footnotes 1 and 10 to the Company’s unaudited financial statements included with its Registration Statement on Form S-1/A filed with the SEC on October 24, 2023. The option vested immediately upon grant. No other options, shares of stock or equity incentive plan awards subject to vesting were held by Mr. Smith on December 31, 2022.

Additional Narrative to Director Compensation

Each of the Company’s independent directors, Roger Mason Jr., Glen Kim, and Greg Economou, has entered into an independent director agreement. We also entered into an independent director agreement with Martin Lanphere, a former director, however, the board of directors subsequently determined Mr. Lanphere was not an “independent director” within the meaning of NYSE American’s rules. In accordance with their independent director agreements, we granted equity awards to each independent director and Mr. Lanphere. During 2022, an option to purchase 24,000 shares of common stock was awarded to Mr. Mason, an option to purchase 5,000 shares of common stock was awarded to Mr. Kim, and an option to purchase 27,000 shares of common stock was awarded to Mr. Lanphere, each at an exercise price of $3.10 per share. A portion of Mr. Mason’s options are subject to certain vesting conditions. In addition, during 2022, we granted an option to purchase 30,000 shares of common stock to former director Clayton Adams and an option to purchase 5,000 shares of common stock to former director Noah (Jed) Smith. A portion of Mr. Adams’ option was subject to certain vesting conditions. We will also reimburse each director for pre-approved reasonable business-related expenses incurred in good faith in connection with the performance of the director’s duties for us.

In accordance with our independent director agreements, we separately entered into an indemnification agreement with each of our current independent directors and former directors Mr. Adams, Mr. Smith, and Mr. Lanphere. Each indemnification agreement provides for indemnification to the fullest extent permitted by law, including: (i) all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by a director, or on their behalf, in connection with any proceeding other than proceedings by or in the right of the Company or any claim, issue or matter therein, if the director acted in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the director’s conduct was unlawful; (ii) all expenses actually and reasonably incurred by a director, or on their behalf, in connection with a proceedings by or in the right of the Company if the director acted in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Company, provided that if applicable law so provides, no indemnification against such expenses shall be made in respect of any claim, issue or matter in such proceeding as to which the director shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made; (iii) to the extent that a director is, by reason of the director’s director status, a party to and is successful, on the merits or otherwise, in any proceeding, including by dismissal of such proceeding with or without prejudice, then the director shall be indemnified to the maximum extent permitted by law, as such may be amended from time to time, against all expenses actually and reasonably incurred by the director or on the director’s behalf in connection therewith; and (iv) all expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by a director or on a director’s behalf if, by reason of the director’s status as a director, the director is, or is threatened to be made, a party to or participant in any proceeding (including a proceeding by or in the right of the Company), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of the director, except where the payment is finally determined (under the procedures, and subject to the presumptions, set forth in the indemnification agreements) to be unlawful. The Company shall also advance all such expenses incurred by or on behalf of each director in connection with any of the above proceedings by reason of the director’s director status within 30 days after the receipt by the Company of a statement or statements from the director requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred by the director and shall include or be preceded or accompanied by a written undertaking by or on behalf of the director to repay any expenses advanced if it shall ultimately be determined that the director is not entitled to be indemnified against such expenses. Any advances and undertakings to repay shall be unsecured and interest free. The indemnification agreements also provide for payments by the Company for the entire amount of any judgment or settlement of any action, suit or proceeding in which it is liable or would be liable if joined in such action, subject to the other terms and provisions of the indemnification agreements, and certain other indemnification and payment obligations. The indemnification agreements also provide that if we maintain a directors’ and officers’ liability insurance policy, that each director and executive officer will be covered by the policy to the maximum extent of the coverage available for any of the Company’s directors or executive officers.

Directors and Officers Liability Insurance

We have obtained standard directors and officers liability insurance under which coverage is provided (a) to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, and (b) to us with respect to payments which we may make to such officers and directors pursuant to the indemnification agreements described above or otherwise as a matter of law.

2022 Equity Incentive Plan

On August 31, 2022, we established the Signing Day Sports, Inc. 2022 Equity Incentive Plan. The Plan was established to advance our interests and the interests of our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability. Under the Plan, we may grant restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants. The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is 750,000 shares. Cancelled and forfeited stock options and stock awards may again become available for grant under the Plan. As of the Record Date, 9,000 shares remain available for issuance under the Plan. The Plan and all awards granted under the Plan are intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan and all awards agreements shall be interpreted and administered to be in compliance therewith.

Please see “Proposal No. 2 – AMENDMENT TO THE SIGNING DAY SPORTS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 750,000 SHARES OF COMMON STOCK TO 2,250,000 SHARES OF COMMON STOCK – Summary of the Plan” for a description of the 2022 Plan.

PROPOSAL NO. 1

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE BLANK CHECK PREFERRED STOCK

This Proposal No. 1 is to consider and vote upon approving an amendment to the Certificate of Incorporation to authorize the Company to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board (the “Blank Check Preferred Stock Authorization”). As of the Record Date, the Company had no preferred stock authorized for issuance.

The Board has approved and recommended for approval by the stockholders the submission of this Proposal No. 1 at the Special Meeting. If this Proposal No. 1 is approved by the Company’s stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any shares of preferred stock, unless a specific issuance requires stockholder approval under applicable law or under the Exchange Rules or the rules of any quotation system or stock exchange on which the Company’s shares are then listed.

The proposed form of Second Amended and Restated Certificate of Incorporation providing for amendments to the Certificate of Incorporation to implement the Blank Check Preferred Stock Authorization is attached to this proxy statement as Annex A (the “Second Amended and Restated Certificate”). The form of the Second Amended and Restated Certificate attached as Annex A to this proxy statement shows all proposed amendments and related textual changes to the provisions of the existing Certificate of Incorporation to implement the Blank Check Preferred Stock Authorization. Text that is proposed to be added to the existing Certificate of Incorporation is double-underlined and text that is proposed to be deleted from the existing Certificate of Incorporation is struck through. The form attached hereto as Annex A includes changes to provisions providing for the rights of holders of common stock that are required to qualify such rights with reference to the potential rights of holders of certain series of preferred stock that may be provided for in resolutions of the Board and in the respective certificates of designations relating to such series of preferred stock, as well as immaterial changes, including to update the references to the Bylaws and to conform to state certificate of amendment filing requirements. The Second Amended and Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the proposed amendments that are approved and immaterial changes contained therein or that are required to conform to the form required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Blank Check Preferred Stock Authorization.

If the stockholders approve this Proposal No. 1, the Board will have the authority to effect the Blank Check Preferred Stock Authorization by causing the filing and effectiveness of the Second Amended and Restated Certificate. Upon such filing and effectiveness, the Board would have the authority to issue up to 15,000,000 shares of preferred stock in one or more series, with such voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions, as solely determined by the Board without any additional action by the Company’s stockholders, unless otherwise required by law or by the Exchange Rules or the rules of any quotation system or stock exchange upon which the shares of common stock of the Company are listed and trade. With regard to such proposed blank check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to: (i) the designation of each series and the number of shares that will constitute each such series; (ii) the dividend rate for each series; (iii) the price at which, and the terms and conditions on which, the shares of each series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board has no definitive plans, proposals or arrangements to issue any shares of blank check preferred stock. The Board believes, however, that approval of this Proposal No. 1 will provide the flexibility to take advantage of opportunities as they arise and will improve the Company’s ability to attract investment capital as various series of preferred stock may be customized to meet the needs of particular transactions or market conditions.

Certain Disadvantages of the Blank Check Preferred Stock Authorization

If this Proposal No. 1 to approve the Blank Check Preferred Stock Authorization is approved, the availability of undesignated blank check preferred stock may have certain negative effects on the rights of holders of common stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of common stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. The Board will be permitted, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, or voting or other rights which are superior to and could adversely affect the voting power or other rights of the holders of common stock. Specifically, the Company will be in a position to issue securities which would grant to their holders preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting. These preferences or priorities could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of our common stock. For example, the holders of the Company’s preferred stock may be entitled to receive a certain amount per share of the preferred stock before the holders of its common stock receive any dividend or other distribution, or to block the declaration of a dividend. The holders of the Company’s preferred stock may also be entitled to vote and such votes may dilute the voting rights of the holders of its common stock when the Company seeks to take corporate action. A series of preferred stock also may be convertible into shares of the Company’s common stock, which may also dilute the voting power and economic interest of holders of common stock. In addition, in the absence of a proportionate increase in the Company’s earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of preferred stock would dilute the earnings per share and book value per share of all outstanding shares of the Company’s common stock.

In addition, the Company could issue shares of preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could also be privately placed with purchasers favorable to the Board in opposing such actions. In addition, the Board could authorize holders of a series of the Company’s preferred stock to vote either separately as a class or with the holders of its common stock, on the election of all or some of the members of the Board, and on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the Company’s stockholders and could be used to entrench current management or deter an attempt to replace the Board.

Principal Effects of the Blank Check Preferred Stock Authorization

If our stockholders approve this Proposal No. 1 for the Blank Check Preferred Stock Authorization, the Company will be enabled to issue shares of preferred stock and to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Blank Check Preferred Stock Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Procedure for Effecting the Blank Check Preferred Stock Authorization

In order to effect the Blank Check Preferred Stock Authorization, this Proposal No. 1 must be approved by the stockholders at the Special Meeting. If the stockholders approve this Proposal No. 1, we expect that the Board will adopt a resolution setting forth the Second Amended and Restated Certificate, declare its advisability, and authorize its filing with the Secretary of State of the State of Delaware, that the Company will promptly file such Second Amended and Restated Certificate with the Secretary of State of the State of Delaware, and that such Second Amended and Restated Certificate will become effective upon such filing. At the time of the effectiveness of the Second Amended and Restated Certificate, the Blank Check Preferred Stock Authorization will become effective. The text of the Second Amended and Restated Certificate to effect the Blank Check Preferred Stock Authorization will be in substantially the form attached hereto as Annex A, provided that the form of the Second Amended and Restated Certificate attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Blank Check Preferred Stock Authorization. As soon as practicable our stockholders will be notified that the Blank Check Preferred Stock Authorization has been effected.

Upon the filing and effectiveness of the Second Amended and Restated Certificate, the Board will have the authority to authorize the issuance of up to 15,000,000 shares of preferred stock in one or more series, with such voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions, as solely determined by the Board, without any additional action by the Company’s stockholders. The Board may authorize the issuance of new series of shares of preferred stock by executing and filing one or more certificates of designation with the Secretary of State of the State of Delaware, setting forth the series and the number of the shares of each series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each series of the preferred stock in the discretion of the Board, which will become effective upon filing or at such time as may be directed by the Board in accordance with Delaware law.

Anti-Takeover Effects

The blank check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of common stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the blank check preferred stock has not been proposed by the Board for an anti-takeover-related purpose and the Board has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

Potential Consequences if Stockholder Approval is Obtained

This Proposal No. 1 would enable the Company to create and utilize the issuance of blank check preferred stock for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank check preferred stock may have certain negative effects on the rights of the holders of common stock, including those described above. The actual effect of the issuance of any shares of blank check preferred stock upon the rights of holders of common stock cannot be stated until the Board determines the specific rights of the holders of such blank check preferred stock.

No Appraisal Rights

Under Delaware law, the Certificate of Incorporation and the Bylaws, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 1.

Vote Required

Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the proposal to be voted “FOR” the proposal. As a result, broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

AMENDMENT TO THE SIGNING DAY SPORTS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 750,000 SHARES OF COMMON STOCK TO 2,250,000 SHARES OF COMMON STOCK

This Proposal No. 2 is to consider and vote upon approving an amendment to the Plan to increase the number of authorized shares of the common stock available for issuance under the Plan from 750,000 shares of common stock (as adjusted for the Company’s one-for-five (1-for-5) reverse stock split which became effective on April 14, 2023) to 2,250,000 shares of common stock (the “Plan Amendment”). The purpose of the Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.

The Plan permits the Board or the Compensation Committee to grant to eligible employees, non-employee directors and consultants of the Company and its subsidiaries (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

As of the date hereof, 9,000 shares of common stock remained available for grant under the Plan.

If this Proposal No. 2 is approved by the stockholders, the maximum number of shares of common stock to be authorized for issuance under the Plan will be increased by 1,500,000 to 2,250,000 following the adoption of the Plan Amendment by the Board.

The Board is recommending that our stockholders approve the Plan Amendment to increase the number of shares of common stock available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock.

Reasons for the Plan Amendment

The Board recommends that stockholders vote “FOR” the approval of the Plan Amendment to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

●	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

●	We believe the current amount of shares remaining available for grant under the Plan is not sufficient in light of our compensation structure and strategy, and that the additional 1,500,000 shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the Plan.

Stockholders are asked to approve the Plan Amendment to satisfy Exchange Rules requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the Plan for treatment as incentive stock options under Section 422 of the Code.

Form of Amendment to the Plan

The proposed form of the Plan Amendment is attached hereto as Annex B.

Summary of the Plan

The following summary briefly describes the principal features of the Plan and is qualified in its entirety by reference to the full text of the Plan.

Awards that may be granted include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of common stock and the award holder’s continuing service with the Company.

Stock options give the option holders the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the options. The exercise price generally will not be less than the market price of common stock on the date of grant. Stock options granted may be either Incentive Stock Options and Non-qualified Stock Options.

Stock Appreciation Rights, or SARs, may be granted alone or in tandem with options, and have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the shares under the SAR. The exercise price for SARs is normally the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment — the appreciation value — either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by the administrator.

Restricted Awards are awards of shares of common stock or rights to shares of common stock to participants at no cost. Restricted Stock Awards represent issued and outstanding shares of common stock which may be subject to vesting criteria under the terms of the award within the discretion of the administrator. Restricted stock units represent the right to receive shares of common stock which may be subject to satisfaction of vesting criteria under the terms of the award within the discretion of the administrator. Restricted stock and the rights under restricted stock units are forfeitable and non-transferable until they vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

All of the permissible types of awards under the Plan are described in more detail as follows:

Purposes of the Plan: The purposes of the Plan are (a) to enable the Company and any affiliate company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

Administration of the Plan: The Plan is administered by the Compensation Committee. In this summary, we refer to the Compensation Committee as the administrator. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the Plan.

Eligible Recipients: Persons eligible to receive awards under the Plan are employees (including officers or directors who are also treated as employees); consultants, i.e., persons engaged to provide consulting or advisory services to the Company; and directors.

Shares Available Under the Plan: The maximum number of shares of common stock that may be delivered to participants under the Plan is 750,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the Plan which is canceled, forfeited or expires again become available for grants under the Plan.

Stock Options:

General. Subject to the provisions of the Plan, the administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions of the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or an affiliate company terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.

Incentive and Non-Statutory Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Code for more favorable tax treatment than applies to non-statutory stock options. Only employees may be granted incentive stock options. Any option that does not qualify as an incentive stock option will be a non-statutory stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Restricted Stock Awards. A restricted stock award is a grant of shares of common stock. These awards may be subject to such vesting conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals. Restricted stock is forfeitable and generally non-transferable until it vests. The vesting date or dates and other conditions for vesting are established when the shares are awarded. The administrator may remove any vesting or other restrictions from restricted stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate. Holders of restricted stock otherwise generally have the rights of stockholders of the Company, including voting and dividend rights, to the same extent as other stockholders of the Company.

Restricted Stock Units. A restricted stock unit is a right to receive stock on a future date, at which time the restricted stock unit will be settled and the stock to which it granted rights will be issued to the restricted stock unit holder. These awards may be subject to such vesting conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Restricted stock units are forfeitable and generally non-transferable until they vest. The administrator may remove any vesting or other restrictions from a restricted stock unit whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate. A restricted stock unit holder has no rights as a stockholder. The administrator may exercise discretion to credit a restricted stock unit with cash and stock dividends, with or without interest, and distribute such credited amounts upon settlement of a restricted stock unit, and if the restricted stock unit is forfeited, such dividend equivalents will also be forfeited.

Performance Share Awards and Performance Compensation Awards: The administrator may grant performance share awards and performance compensation awards. A performance share means the grant of a right to receive a number of actual shares of common stock or share units based upon the performance of the Company during a performance period, as determined by the administrator. The administrator may determine the number of shares subject to the performance share award, the performance period, the conditions to be satisfied to warrant an award, and the other terms, conditions and restrictions of the award. No payout of a performance share award will be made except upon written certification by the administrator that the minimum threshold performance goal(s) have been achieved.

The administrator may also designate any of the other awards described above as a performance compensation award (other than stock options and SARs granted with an exercise price equal to or greater than the fair market value per share of common stock on the grant date). In addition, the administrator shall have the authority to make an award of a cash bonus to any participant and designate such award as a performance compensation award. The participant must be employed by the Company on the last day of the performance period to be eligible for payment in respect of a performance compensation award unless otherwise provided in the applicable award agreement. A performance compensation award will be paid only to the extent that the administrator certifies in writing whether and the extent to which the applicable performance goals for the performance period have been achieved and the applicable performance formula determines that the performance compensation award has been earned. A performance formula means, for a performance period, the one or more objective formulas applied against the relevant performance goal to determine, with regard to the performance compensation award of a particular participant, whether all, some portion but less than all, or none of the performance compensation award has been earned for the performance period. The administrator will not have the discretion to grant or provide payment in respect of a performance compensation award for a performance period if the performance goals for such performance period have not been attained.

The administrator will establish performance goals for each performance compensation award based upon the performance criteria that it has selected. The performance criteria shall be based on the attainment of specific levels of performance of the Company and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the administrator from time to time.

The administrator will also determine the performance period for the achievement of the performance goals under a performance compensation award. At any time during the first 90 days of a performance period (or such longer or shorter time period as the administrator shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a performance goal for such performance period in order to prevent the dilution or enlargement of the rights of participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of our company, as the administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the administrator deems appropriate.

In determining the actual size of an individual performance compensation award, the administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The administrator shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable under the Plan.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator generally has the power to accelerate the exercise or vesting period of an award. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting or payment of the value of the award in cash or stock. Except as otherwise determined by the administrator at the date of grant, awards will generally not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, to the extent provided by the terms of an award agreement and subject to the discretion of the administrator, a participant may satisfy any employee withholding tax requirements relating to the exercise or acquisition of common stock under an award by tendering a cash payment authorizing the Company to withhold shares of common stock otherwise issuable to the participant as a result of the exercise or acquisition of common stock under the award (in addition to the Company’s right to withhold from any compensation paid to the participant by the Company). The Board has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment to the Plan will be made, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable securities exchange, or such alteration or amendment would change the number of shares available under the Plan or change the persons eligible for awards under the Plan. No amendment to an outstanding award made under the Plan that would adversely affect the award may be made without the consent of the holder of such award.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our officers, employees, directors and consultants under the Plan.

No Dissenters’ Rights

Under Delaware law, the Certificate of Incorporation and the Bylaws, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 2.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote on the proposal to be voted “FOR” the proposal. As a result, broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF THE ISSUANCE OF UP TO $25,000,000 IN COMMON STOCK UNDER AN “EQUITY LINE” FINANCING ARRANGEMENT IN ORDER TO COMPLY WITH SECTION 713 OF THE NYSE AMERICAN LLC COMPANY GUIDE

This Proposal No. 3 is to consider and vote upon approving the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the Exchange Rules.

In an equity line financing arrangement, an investor and a company generally enter into a written agreement under which the company has the right to put its securities to the investor. Under this put, the company has the right to tell the investor when to buy securities from the company over a set period of time and the investor has no right to decline to purchase the securities. The dollar value of the equity line is set in the written arrangement, but the number of shares that the company will actually issue is determined by a formula tied to the market price of the securities at the time the company exercises its put.

We are seeking approval of this Proposal No. 3 in order to raise gross proceeds of up to $25,000,000 under an equity line financing arrangement, without being subject to certain limitations, under a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with an institutional investor (the “Investor”), under which the Investor must purchase, from time to time at the Company’s election, up to $25,000,000 in shares of common stock (the “Equity Line Facility”). Pursuant to the terms of the Registration Rights Agreement, we will be required to file one or more Registration Statements on Form S-1 with the SEC (collectively, the “Equity Line Registration Statement”) covering the resale of the Commitment Shares (as defined below) and shares of common stock which may be sold to the Investor under the Purchase Agreement up to the maximum number of shares permitted to be included in the Equity Line Registration Statement under applicable SEC rules, regulations and interpretations.

Under Section 713 of the Exchange Rules, the Company will be limited in its ability to draw down on the Equity Line Facility and issue shares of common stock under the Purchase Agreement pursuant to the Equity Line Registration Statement unless and until our stockholders approve the issuance of up to $25,000,000 in shares of common stock under the Equity Line Facility. Under Section 713 of the Exchange Rules, we must obtain prior stockholder approval to issue or sell shares of common stock to the Investor under the Equity Line Facility if the aggregate number of shares issued or sold under the Purchase Agreement is not limited to the number equal to the lesser of (i) 19.99% of the number of shares outstanding immediately before executing the Purchase Agreement, reduced by the number of shares sold by officers, directors or principal stockholders of the Company that are made together with any issuances or sales under the Purchase Agreement, if such shares are issued or sold at a price that is less than the Exchange Cap Minimum Price (as defined below), and (ii) the maximum number that will not result in a change of control of the Company (the “Exchange Cap”). The Board has determined that it is in the best interests of the Company and our stockholders for the Company to have the ability to sell up to $25,000,000 in shares of our common stock under the Equity Line Facility without these limitations. Accordingly, the Company is seeking approval by the stockholders of this Proposal No. 3 to be able to issue up to $25,000,000 under the Equity Line Facility without being subject to these limitations in compliance with Section 713 of the Exchange Rules.

Terms of the Equity Line Facility

Under the terms and subject to the conditions of the Purchase Agreement, the Company will have the right, but not the obligation, to sell to the Investor, and the Investor will be obligated to purchase, up to $25,000,000 in shares of common stock during the term of the Purchase Agreement. Such sales of common stock by the Company, if any, may occur from time to time in the Company’s sole discretion, once certain conditions specified in the Purchase Agreement are satisfied, including the filing and securing effectiveness of the Equity Line Registration Statement, and ending on the first day of the month following the 24-month anniversary of the date of the Purchase Agreement, subject to certain limitations including those under Section 713 of the Exchange Rules and others under the Purchase Agreement, as described below.

Under the terms and subject to the conditions of the Purchase Agreement, the Investor will have no right to require the Company to sell any shares of common stock to it, but the Investor will be obligated to make purchases as the Company directs, subject to certain conditions. The purchase price per share to be paid by the Investor for shares that the Company may elect to sell to the Investor will be equal to 95% of the lowest daily volume-weighted average price (the “VWAP”) of the common stock during the three consecutive trading days next following the date that the purchase notice with respect to the particular purchase (“VWAP Purchase Notice”) is delivered from the Company to the Investor, provided that (i) the Company may not deliver more than one VWAP Purchase Notice to the Investor on any single trading day, (ii) at least three trading days have elapsed since the trading day on which the most recent VWAP Purchase Notice was delivered by the Company to the Investor, (iii) the closing sale price of the common stock on such date is not lower than a certain minimum price, as adjusted for stock splits and similar transactions, and (iv) all shares of common stock subject to all prior purchases by the Investor under the Purchase Agreement have been received by the Investor electronically as set forth in the Purchase Agreement. VWAP Purchase Notices may also not be delivered during certain periods in which the Equity Line Registration Statement is not available for use for resales of common stock. Each VWAP Purchase Notice will direct that the Investor purchase the applicable number of shares of common stock at the applicable purchase price. There will be no upper limits on the price per share that the Investor must pay for shares of common stock. Actual sales of shares of common stock to the Investor will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the common stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The maximum number of shares that may be required to be purchased pursuant to a VWAP Purchase Notice will be equal to the lowest of: (i) 100% of the average daily trading volume in the common stock for the five consecutive trading day period ending on (and including) the trading day immediately preceding the applicable day the Investor receives a VWAP Purchase Notice; (ii) the product obtained by multiplying (A) the daily trading volume in the common stock on the applicable day the Investor receives a VWAP Purchase Notice and (B) 0.30; and (iii) the quotient obtained by dividing (A) $2,000,000 by (B) the VWAP of the common stock on the trading day immediately preceding the applicable day that the Investor receives a VWAP Purchase Notice.

The Company may not issue or sell any shares of common stock to the Investor under the Purchase Agreement which, when aggregated with all other shares of common stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning more than 4.99% of the outstanding shares of common stock (the “Beneficial Ownership Limit”).

As consideration for the Investor’s commitment to purchase shares of common stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, on the date of the initial filing with the SEC of the Equity Line Registration Statement, the Company will issue to the Investor a number of shares of common stock valued at $500,000 in the aggregate, subject to the Beneficial Ownership Limit (the “Commitment Shares”). The per share value of the Commitment Shares will be calculated by dividing (i) $500,000, by (ii) the average of the daily VWAPs during the five consecutive trading day period ending on (and including) the trading day immediately prior to the date of the initial filing of the Equity Line Registration Statement. If any shares that would otherwise be issued as part of the Commitment Shares may not be issued due to the Beneficial Ownership Limit, the Company will be required to pay to the Investor in cash the amount equal to the product of (i) the number of shares that may not be issued due to the Beneficial Ownership Limit and (ii) the average of the daily VWAPs during the five consecutive trading day period ending on (and including) the trading day immediately prior to the date of the initial filing of the Equity Line Registration Statement. In the event that all conditions to the Investor’s purchase obligations set forth in the Purchase Agreement are not met by February 15, 2024, the Company will be required to issue to the Investor “penny warrants” to purchase 750,000 shares of common stock at $0.01 per share, with price protection and other antidilution protection, as a break-up fee.

The net proceeds from sales, if any, under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of common stock to the Investor. The Company expects that any proceeds received by the Company from such sales to the Investor will be used for working capital and general corporate purposes.

There will be no restrictions on future financings or other transactions under the Purchase Agreement or the Registration Rights Agreement, other than: (1) a prohibition on entering (with certain limited exceptions) into any transaction in which we may offer, issue or sell common stock or common stock equivalents (or any combination of units thereof) at a future determined price, until the earlier of the first day of the month next following the 24-month anniversary of the date of the Purchase Agreement or the six-month anniversary of the effective date of the termination of the Purchase Agreement; (2) a general prohibition on transactions that may conflict with the Company’s ability to comply with its obligations under the Purchase Agreement or the Registration Rights Agreement; and (3) until the later of the date that is three trading days after the date of the required issuance of shares required to be purchased pursuant to a pending VWAP Purchase Notice and the date that the Investor makes payment against delivery of the issued shares pursuant to a pending VWAP Purchase Notice, the Company may not effect a merger or consolidation, a purchase offer, tender offer, or exchange offer, or a stock purchase transaction or other business combination resulting in the acquisition of more than 50% of the outstanding shares of common stock, a sale or other disposition of all or substantially all of the properties or assets of the Company, or a reorganization, recapitalization or reclassification of the Company’s common stock, or circumstances in which a “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) becomes or will become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding common stock (“Fundamental Transaction”).

Under the Purchase Agreement, the Company will be required to hold a special meeting of its stockholders at the earliest reasonably practical date but in no event later than 120 days after the date of the Purchase Agreement for the purpose of obtaining approval from the stockholders of the Company as may be required by the Exchange Rules to enable the Company to issue an aggregate number of shares of common stock in excess of the number equal to 19.99% of the outstanding shares of common stock immediately prior to execution of the Purchase Agreement as may be necessary for the Company to receive aggregate gross proceeds equal to $25,000,000 from the sale of shares to the Investor pursuant to purchases that may be effected by the Company, in its discretion, from time to time during the term of the Purchase Agreement, and use its reasonable best efforts to obtain such approval at the stockholder meeting. If the Company does not obtain such approval at the first stockholder meeting held for that purpose, the Company will be required to convene another stockholder meeting at least every three months thereafter to seek such approval until the earlier of (i) the date on which such approval is obtained and (ii) the termination of the Purchase Agreement. In addition, under the Purchase Agreement, until the Company obtains such stockholder approval, the Company will be expressly prohibited from attempting to require aggregate purchases of shares of common stock by the Investor of more than the number equal to 19.99% of the outstanding shares of common stock immediately prior to execution of the Purchase Agreement, except to the extent such shares are sold at or above the Exchange Cap Minimum Price. The Purchase Agreement will also generally prohibit us from issuing or selling any shares of common stock under the Purchase Agreement if such issuance or sale would breach any applicable rules or regulations of NYSE American.

During the term of the Purchase Agreement, the Investor will not be permitted to enter into or effect, in any manner whatsoever, directly or indirectly, any short sales of the common stock or hedging transaction which establishes a net short position with respect to the common stock.

The Purchase Agreement and the Registration Rights Agreement will contain customary representations, warranties, conditions, and indemnification obligations of the parties. The Company will have the right to terminate the Purchase Agreement at any time, upon five trading days’ prior written notice, subject to certain conditions and the survival of certain provisions of the Purchase Agreement and the Registration Rights Agreement. The Purchase Agreement will automatically terminate upon the earlier to occur of the first day of the month next following the 24-month anniversary after the date of the Purchase Agreement, the date on which the Investor shall have purchased $25,000,000 in shares of common stock, the date on which the common stock shall have failed to be listed or quoted on any eligible trading market, or in the event of certain bankruptcy proceedings by or against the Company. In addition, the Investor may terminate the Purchase Agreement upon five trading days’ prior written notice after (i) the occurrence of an event constituting a Material Adverse Effect (as defined in the Purchase Agreement), (ii) the occurrence of a Fundamental Transaction, (iii) the failure by the Company to file or cause the Equity Line Registration Statement to become effective by the applicable deadline set forth in the Registration Rights Agreement, and such breach or failure is not cured within ten trading days after notice, (iv) the lapse of the effectiveness, or unavailability of, the Equity Line Registration Statement for a period of 20 consecutive trading days or for more than an aggregate of 60 trading days in any 365-day period, (v) the suspension of trading of the common stock for a period of three consecutive trading days, (vi) the material breach of the Purchase Agreement by the Company, which breach is not cured within the applicable cure period, or (vii) all conditions to the Investor’s purchase obligations set forth in the Purchase Agreement are not met by February 15, 2024.

Boustead Securities, LLC, a registered broker-dealer (“Boustead”), will act as the placement agent in connection with the transactions contemplated by the Purchase Agreement, for which the Company will pay to Boustead a cash placement fee equal to 8.0% of the amount actually paid by the Investor to the Company pursuant to the Purchase Agreement. As required under its engagement letter with Boustead, the Company will also issue to Boustead warrants to purchase a number of shares equal to 7.0% of the shares of common stock that are issued to the Investor pursuant to purchases under the Purchase Agreement, with an exercise price equal to the applicable purchase price per share sold to the Investor under the Purchase Agreement. The warrants will be exercisable for a period of five years from the date of issuance and contain cashless exercise provisions and have registration rights.

NYSE American Requirements

Our common stock is listed on NYSE American and, as such, we are subject to the Exchange Rules. In order to comply with the Exchange Rules and to satisfy requirements that will apply under the Purchase Agreement, we are seeking approval of Proposal No. 3 to permit the potential issuance of up to $25,000,000 in shares of common stock without the limitations of the Exchange Cap and the Exchange Cap Minimum Price.

Section 713 of the Exchange Rules requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock; (2) the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding common stock for less than the greater of book or market value of the stock; or (3) the issuance of shares in connection with a transaction other than a public offering when the issuance or potential issuance will result in a change of control of the issuer.

Due to the requirements of Section 713 of the Exchange Rules, until the Company obtains stockholder approval of Proposal No. 3 or a substantially similar proposal, the Company may not issue, together with any sales by officers, directors, or principal stockholders, any shares that would be in excess of the Exchange Cap to the Investor under the Purchase Agreement, unless the price per share for such shares to be purchased pursuant to a VWAP Purchase Notice is equal to or greater than “the greater of book or market value” of the Company common stock (calculated in accordance with the Exchange Rules) at the time the Company delivers the VWAP Purchase Notice for a purchase under the Equity Line Facility, adjusted as required by NYSE American to take into account the issuance of the Commitment Shares to the Investor for non-cash consideration, the payment of any amount of cash that may be required in lieu of the issuance of shares that would otherwise be issued as part of the Commitment Shares due to the Beneficial Ownership Limit, and the reimbursement of $75,000 of the Investor’s legal fees and expenses incurred in connection with the transactions contemplated by the Purchase Agreement (the “Exchange Cap Minimum Price”).

While the total number of shares to be issued under the Equity Line Facility is not guaranteed, the Company anticipates that it may issue a greater number of shares than the Exchange Cap, and at less than the Exchange Cap Minimum Price. Although the Investor’s ownership of the common stock will be limited by the Beneficial Ownership Limit, sales under the Equity Line Facility could also result in a change of control. In addition, as noted above, under the Purchase Agreement, the Company will be required to hold special meetings of its stockholders within certain periods and use its reasonable best efforts to obtain stockholder approval in compliance with Section 713 of the Exchange Rules until it is obtained for the term of the Purchase Agreement. Until we obtain such approval, we will be limited by Section 713 of the Exchange Rules to issuing to the Investor only up to the number of shares equal to the Exchange Cap, except to the extent that we issue shares that are sold at or above the Exchange Cap Minimum Price and will not cause of change of control.

To address the requirements of Section 713 under the Exchange Rules and the requirements that will apply under the Purchase Agreement, we are requesting that the stockholders approve this Proposal No. 3 to permit the issuance of up to $25,000,000 in shares of common stock under the Purchase Agreement, including where such issuance would be in excess of the Exchange Cap and at prices that may be less than the Exchange Cap Minimum Price.

Effect on Current Stockholders if Proposal No. 3 is Approved

If our stockholders approve this Proposal No. 3, we will be able to issue the maximum number of shares of common stock issuable under the Purchase Agreement for up to $25,000,000 in gross proceeds, at prices that are less than the Exchange Cap Minimum Price and in an aggregate amount that could be greater than the Exchange Cap. These shares would be in addition to the Commitment Shares that will be issued as consideration for the commitment of the Investor to enter into the Purchase Agreement. This approval would allow the Company flexibility in accessing the Equity Line Facility to finance its operations and pursue its business growth. If the stockholders approve this Proposal No. 3, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders may be significantly diluted should we choose to require the Investor to purchase shares pursuant to the Purchase Agreement. To issue $25,000,000 in shares of common stock, we anticipate that we will need to issue a number of shares that is greater than the Exchange Cap and at prices that are less than the Exchange Cap Minimum Price. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such shares are issued. Additionally, the sale or any resale into the public markets of the common stock issued in connection with the Equity Line Facility by the Investor could cause the market price of our common stock to decline.

Effect on Current Stockholders if Proposal No. 3 is NOT Approved

If our stockholders do not approve this Proposal No. 3, we may be limited in the amount of funds that we can raise by selling shares under the Purchase Agreement. We would only be able to sell and issue up to the number of shares that is equal to the Exchange Cap unless the sale prices were equal to or greater than the Exchange Cap Minimum Price and the issuance would not result in a change of control. As a result, dilution to stockholders would be more limited. However, the limits on the Company’s growth potential by raising additional capital under the Equity Line Facility could threaten the Company’s ability to meet its financing requirements and stockholder expectations of its business growth and future valuation, which in turn could cause the market price of our common stock to decline.

No Dissenters’ Rights

Under Delaware law, the Certificate of Incorporation and the Bylaws, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of this Proposal No. 3.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of a majority of shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote on the proposal to be voted “FOR” the proposal. As a result, broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 3.

OTHER INFORMATION

Other Matters

The Board is not aware of any business to come before the Special Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

Important Notice Regarding Delivery of Stockholder Documents

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255, Telephone: (480) 220-6814.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255, Telephone: (480) 220-6814.

Stockholders who hold shares through a broker, bank or other nominee may also contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Other Matters

As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, to the extent permitted by Rule 14a-4(c)(3) under the Exchange Act.

Deadlines For Stockholder Proposals for the 2024 Annual Meeting

If you wish to have a proposal included in our proxy statement for the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) in accordance with Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing, a reasonable time before the Company begins to print and send its proxy materials for the 2024 Annual Meeting, to: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. The proposal must also comply with the other requirements for stockholder proposals under Rule 14a-8 under the Exchange Act in order for it to be required to be included in our proxy statement for the 2024 Annual Meeting.

If you wish to have a proposal included in our proxy statement for the 2024 Annual Meeting outside the processes of Rule 14a-8 under the Exchange Act, your proposal must be submitted in writing, and delivered no earlier than the date that is 120 days prior to the 2024 Annual Meeting date and no later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting date or the 10th day following the day on which public announcement of the 2024 Annual Meeting date is first made by the Company in a press release or filing with the SEC, to: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. A stockholder proposal will need to comply with other requirements of the Bylaws regarding the inclusion of stockholder proposals in Company-sponsored proxy materials in order to be considered for inclusion under our Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are required to include under the Bylaws.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing, setting forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company in a press release or filing with the SEC, to: Secretary, Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. Unless otherwise required by law, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then the Company will disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Company, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder shall deliver to the Company, no later than five business days prior to the 2024 Annual Meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.

By Order of the Board of Directors,

/s/ Daniel D. Nelson
Daniel D. Nelson
Chairman and Chief Executive Officer

Scottsdale, AZ Dated: January 18, 2024

Annex A

SECOND AMENDED AND RESTATED

CERTFICATE OF INCORPORATION OF

SIGNING DAY SPORTS, INC.

The amendments to the conformed Second Amended and Restated Certificate of Incorporation pursuant to the amendments contemplated by Proposal No. 1 are indicated below by double-underlined text and deletions contemplated thereby are indicated below by strike-out text.

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SIGNING DAY SPORTS, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Signing Day Sports, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows.

1. The name of this ~~corporation~~Corporation is Signing Day Sports, Inc., and ~~that this corporation was originally incorporated pursuant to the DGCL~~the original Certificate of Incorporation of this Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on September 9, 2021 under the name Signing Day Sports, Inc.

2. The Amended and Restated Certificate of Incorporation of this Corporation (“First Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on May 9, 2023 and amended and restated the Original Certificate in its entirety.

3. ~~2. The~~This Second Amended and Restated Certificate of Incorporation (“Second Amended and Restated Certificate”) amends and restates in its entirety the First Amended and Restated Certificate, and the Board of Directors of this ~~corporation~~Corporation duly adopted resolutions proposing to amend and restate ~~the~~in its entirety the First Amended and Restated Certificate ~~of Incorporation of this corporation~~and to adopt this Second Amended and Restated Certificate to effect said amendment and restatement, declaring said amendment and restatement to be advisable and in the best interests of this ~~corporation~~Corporation and its stockholders, and authorizing the appropriate officers of this ~~corporation~~Corporation to solicit the consent of the stockholders therefor, which ~~resolution~~resolutions setting forth the proposed amendment and restatement ~~is~~state as follows~~.~~:

RESOLVED, that the First Amended and Restated Certificate of ~~Incorporation of~~ this ~~corporation~~Corporation be amended and restated in its entirety to read as set forth on Exhibit A attached hereto and incorporated herein by this reference.

4. ~~3.~~ Exhibit A referred to above is attached hereto as Exhibit A and is hereby incorporated herein by this reference. This Second Amended and Restated Certificate ~~of Incorporation~~ was approved by the holders of the requisite number of shares of this ~~corporation~~Corporation in accordance with Section 228 of the DGCL.

5. ~~4.~~ This Second Amended and Restated Certificate ~~of Incorporation~~, which restates and integrates and further amends the provisions of this ~~corporation’s~~Corporation’s First Amended and Restated Certificate ~~of Incorporation~~, has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

[Signature page follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate ~~of Incorporation~~ has been executed by a duly authorized officer of this ~~corporation~~Corporation on this ~~8th~~27th day of ~~May~~February, ~~2023~~2024.

By:	~~/s/ Daniel D. Nelson~~
Name:	Daniel D. Nelson~~,~~
Title:	Chief Executive Officer

Exhibit A

SIGNING DAY SPORTS, INC.

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

ARTICLE I

The name of the corporation is Signing Day Sports, Inc. (the “Corporation”).

ARTICLE II

The registered agent and the address of the registered office in the State of Delaware are:

Vcorp Agent Services, Inc.

108 W. 13th Street, Suite 100

Wilmington, DE 19801

New Castle County

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The total number of shares of all classes of capital stock ~~which~~that the Corporation ~~shall have authority to issue is 150,000,000. All shares shall be Common Stock,~~is authorized to issue is 165,000,000 shares, consisting of (i) 150,000,000 shares of common stock, par value $0.0001 ~~par value~~ per share (“Common Stock”), and ~~are to be of one class. The~~(ii) 15,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

A. COMMON STOCK. The powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions of the Common Stock are as follows:

1. Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.

2. ~~A.~~ Voting. Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes. Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation (as amended from time to time, including the terms of any Preferred Stock Designation (as defined below), this “Certificate of Incorporation”) to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

3. ~~B.~~ Dividends. ~~Holders~~Subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board ~~of Directors of the Corporation (the “Board”)~~ from time to time out of assets or funds of the Corporation legally available therefor.

4. ~~C.~~ Liquidation. ~~Shares~~Subject to the rights of the holders of Preferred Stock, shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this ~~Section C.~~Article IV, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

B. PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following:

1.	the designation of the series, which may be by distinguishing number, letter or title;

2.	the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

3.	the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

4.	the dates on which dividends, if any, shall be payable;

5.	the redemption rights and price or prices, if any, for shares of the series;

6.	the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series;

7.	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

8.	whether the shares of the series shall be convertible into or exchangeable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

9.	restrictions on the issuance of shares of the same series or any other class or series;

10.	the voting rights, if any, of the holders of shares of the series generally or upon specified events; and

11.	any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications, limitations or restrictions of such shares, all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock.

Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

ARTICLE V

This Article V is inserted for the management of the business and for the conduct of the affairs of the Corporation.

A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.

B. Number of Directors; Election of Directors. ~~The~~Subject to the rights of holders of any series of Preferred Stock then outstanding to elect directors, the number of directors of the Corporation shall be fixed from time to time solely by resolution of the majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” will mean the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

C. Terms of Office. ~~Each~~Subject to the rights of holders of any series of Preferred Stock then outstanding to elect directors, each director shall serve for a term ending on the date of the election and qualification of such director’s successor and be subject to such director’s earlier death, disqualification, resignation or removal.

D. Vacancies. ~~Any~~Subject to the rights of holders of any series of Preferred Stock then outstanding to elect directors, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of ~~his or her~~such director’s predecessor.

E. Committees. Pursuant to the Second Amended and Restated Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.

F. Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE VI

Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

ARTICLE VII

To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer; provided, however, that nothing contained in this Article VII shall eliminate or limit the liability: (i) of a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) of a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) of a director pursuant to the provisions of Section 174 of the DGCL, (iv) of a director or officer for any transaction from which the director or officer derived an improper personal benefit, or (v) of an officer in any action by or in the right of the corporation. No repeal or modification of this Article VII shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VIII

The Corporation may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE IX

Special meetings of stockholders for any purpose or purposes may be called at any time by any of the persons and in the manner as provided in the Bylaws, and may not be called by any other person or persons or otherwise. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE X

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article X. Any amendment, repeal or modification of Article VII or this sentence shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE XI

In furtherance and not in limitation of the powers conferred upon it by law, the Board is expressly authorized and empowered to adopt, amend and repeal the Bylaws by the affirmative vote of a majority of the Whole Board, provided that such power shall not divest the stockholders or members of the power, nor limit their power to adopt, amend or repeal the Bylaws.

* * * * * * * *

Annex B

AMENDMENT NO. 1 TO THE SIGNING DAY SPORTS, INC. 2022 EQUITY INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Signing Day Sports, Inc. 2022 Equity Incentive Plan (the “Plan”), of Signing Day Sports, Inc., a Delaware corporation (the “Company”), is dated as of February 27, 2024, the date of approval by the Company’s stockholders (the “Effective Date”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Plan.

WHEREAS, the Company maintains the Plan to provide for certain equity incentive compensation awards to directors, officers, consultants, and employees of the Company;

WHEREAS, the Plan currently provides for a maximum of 750,000 shares of Common Stock that may be issued or delivered pursuant to Awards under the Plan (as adjusted for the one-for-five (1-for-5) reverse stock split which became effective on April 14, 2023); and

WHEREAS, the Board of Directors (the “Board”) and a majority of the stockholders (the “Stockholders”) of the Company have determined that it is in the best interests of the Company to amend the Plan to increase the maximum number of shares of Common Stock that may be issued or delivered pursuant to Awards under the Plan by 1,500,000 shares, to 2,250,000 shares of Common Stock.

NOW, THEREFORE, effective as of the Effective Date, the Plan shall be amended as follows:

Section 4.1 of the Plan is hereby deleted in its entirety and replaced with the following:

4.1. Subject to adjustment in accordance with Section 11, a total of 2,250,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Shares of Common Stock granted in connection with all Awards under the Plan shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Amendment No. 1 was duly adopted by the Board and a majority of the Stockholders, effective as of the Effective Date.

SIGNING DAY SPORTS, INC.

By:
Name:	Daniel D. Nelson
Title:	Chief Executive Officer

B-1

SIGNING DAY SPORTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL meeting OF STOCKHOLDERS – FEBRUARY 27, 2024 at 10:00aM pACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned stockholder(s) of Signing Day Sports, Inc., a Delaware corporation, acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated January 18, 2024, hereby revoke any proxy or proxies heretofore given, and hereby constitute(s) and appoint(s) Daniel D. Nelson and David O’Hara, or any of them, acting singly in the absence of the other, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting to be held at 10:00 a.m. PST on February 27, 2024 and any adjournment or adjournments thereof, and in his discretion upon any other matter which may properly come before said meeting, and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the matters described below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SGN
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF SIGNING DAY SPORTS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	Proposed by Signing Day Sports, Inc.	à	FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to amend the Amended and Restated Certificate of Incorporation of Signing Day Sports, Inc. to authorize 15,000,000 shares of preferred stock, which shares shall be “blank-check preferred stock” in one or more series as solely determined by the Board of Directors of the Company, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by the Board.		☐	☐	☐	Control ID:
REQUEST ID:

Proposal 2	Proposed by Signing Day Sports, Inc.	à	FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to amend the Signing Day Sports, Inc. 2022 Equity Incentive Plan to increase the number of authorized shares of common stock available for issuance under the Plan from 750,000 shares of common stock to 2,250,000 shares of common stock.		☐	☐	☐

Proposal 3	Proposed by Signing Day Sports, Inc.	à	FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to approve the issuance of up to $25,000,000 in common stock under an “equity line” financing arrangement in order to comply with Section 713 of the NYSE American LLC Company Guide.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSALS 1, 2 AND 3.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” THE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SIGNING DAY SPORTS, INC. TO AUTHORIZE 15,000,000 SHARES OF “BLANK-CHECK PREFERRED STOCK” (PROPOSAL NO. 1), “FOR” THE AMENDMENT TO THE SIGNING DAY SPORTS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 750,000 SHARES OF COMMON STOCK TO 2,250,000 SHARES OF COMMON STOCK (PROPOSAL NO. 2), AND “FOR” APPROVAL OF THE ISSUANCE OF UP TO $25,000,000 IN COMMON STOCK UNDER AN “EQUITY LINE” FINANCING ARRANGEMENT IN ORDER TO COMPLY WITH SECTION 713 OF THE NYSE AMERICAN LLC GUIDE (PROPOSAL NO. 3). IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)